SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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AMBASSADORS GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

April 16, 2002

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc. (the “Company”), which will be held at 10:30 a.m., local time, on May 17, 2002, at 1071 Camelback Street, Newport Beach, California 92660. All holders of the Company’s outstanding common stock as of the close of business on April 5, 2002, are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Sincerely,

Margaret M. Sestero
Secretary

PROXY STATEMENT
ELECTION OF DIRECTORS
RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
OTHER BUSINESS
STOCKHOLDER PROPOSALS
INFORMATION CONCERNING MANAGEMENT, COMPENSATION, AND STOCK OWNERSHIP
Performance Graph
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202
________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 17, 2002
________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Ambassadors Group, Inc., a Delaware corporation (the “Company”), will be held at 10:30 a.m., local time, on May 17, 2002, at 1071 Camelback Street, Newport Beach, California 92660, for the following purposes:

1. To elect three (3) Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ending December 31, 2002.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 5, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

By Order of the Board of Directors

Margaret M. Sestero
Secretary

Dated: April 16, 2002

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

AMBASSADORS GROUP, INC.
Dwight D. Eisenhower Building
110 South Ferrall Street
Spokane, Washington 99202

________________________

PROXY STATEMENT
________________________

GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Ambassadors Group, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:30 a.m., local time, on May 17, 2002, at 1071 Camelback Street, Newport Beach, California 92660, and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any Stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company or by issuance of a subsequent proxy. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

     At the close of business on April 5, 2002, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 9,822,903 shares of common stock, $0.01 par value per share (the “Common Stock”). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on April 5, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals has been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

     The election of directors requires a plurality of the votes cast by the holders of the Common Stock. A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the annual meeting.

     The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, or by telephone, by directors, officers, and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about April 16, 2002, to all stockholders entitled to vote at the Annual Meeting.

     The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

ELECTION OF DIRECTORS
(Item I of the Proxy Card)

     The Company has a classified Board of Directors which is divided into three classes, consisting of two Class I Directors, three Class II Directors, and three Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire on that annual meeting date. The term of the three Class III Directors, Brigitte M. Bren, Rafer L. Johnson, and John C. Spence, will expire at this year’s Annual Meeting. The term of the three Class II Directors, James L. Easton, John A. Ueberroth, and Joseph J. Ueberroth, will expire at the Annual Meeting of Stockholders to be held in 2003. The term of the two Class I Directors, Jeffrey D. Thomas and Richard D. C. Whilden, will expire at the Annual Meeting of Stockholders to be held in 2004.

     At this year’s Annual Meeting, three Class III Directors are to be elected. Management’s nominees for election at the Annual Meeting as Class III Directors are the incumbent directors, Brigitte M. Bren, Rafer L. Johnson, and John C. Spence. The enclosed Proxy will be voted in favor of these individuals unless other instructions are given. If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in the year 2005, and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although management knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board of Directors may designate.

     If a quorum is present and voting, the three nominees for Class III Directors receiving the highest number of votes will be elected as Class III Directors. Abstentions and shares held by brokers that are present, but not voted because the brokers are prohibited from exercising discretionary authority, i.e., “broker non-votes,” will be counted as present for purposes of determining if a quorum is present.

     The table below sets forth for the current directors, including the Class III nominees to be elected at this meeting, certain information with respect to age and background.

			Director
Name	Position with Company	Age	Since

Class III Directors, currently standing for re-election:
Brigitte M. Bren	Director	36	2001
Rafer L. Johnson	Director	66	2001
John C. Spence	Director	72	2001
Class II Directors, whose term expires at the Annual Meeting to be held in 2003:
James L. Easton	Director	66	2001
John A. Ueberroth	Chairman of the Board	58	1997
Joseph J. Ueberroth	Director	33	2001

			Director
Name	Position with Company	Age	Since

Class I Directors, whose term expires at the Annual Meeting to be held in 2004:

Jeffrey D. Thomas	Director, Chief Executive Officer and President	35	2001

Richard D. C. Whilden	Director	68	2001

Business Experience

     Class III Directors

     Brigitte M. Bren has served as a Director of the Company since November 2001 and as a director of Ambassadors International, Inc. since February 2001. Since 1991, Ms. Bren has served as Co-founder, President, and Chief Executive Officer of International Strategic Planning, Inc., an international business consulting firm specializing in directing U.S. companies expanding internationally. Since 1999, she also has been of counsel to Arter & Hadden, LLP in its Los Angeles office. From 1993 to 1995, Ms. Bren served as Vice President of International Marketing/Sales and Vice President of Governmental Affairs for Mark Goodson Productions.

     Rafer L. Johnson has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. since 1995. Mr. Johnson is a World and Olympic recordholder in the decathlon. Mr. Johnson devotes a substantial amount of his time to mentally and physically handicapped children and adults. He has been associated with California Special Olympics since its inception in 1969, served as the President of its Board of Directors for ten years, and currently is Chairman of its Board of Governors. He has been appointed to national and international foundations and Presidential commissions, with a concentration on youth development. Mr. Johnson also is National Head Coach for Special Olympics International and a member of its Board of Directors, and, in addition, serves on a variety of special boards and committees in the world of sports and community services.

     John C. Spence has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. since 1995. He is also a director of American Physicians Network, a manager of cardiology networks. Mr. Spence is also a director of Catheter Innovations, Inc., a manufacturer of intravenous catheters and ports, and a director of Endovascular Instruments, Inc., a manufacturer of medical instruments. Mr. Spence is a member of the Board of Managers of Direct-Link Group LLC, a personal lines insurance agency, and Chairman of Craig Berkman and Associates, which is the managing member of CB Capital LLC, a venture capital fund. From April 1993 to January 1998 Mr. Spence was President of AVCO Insurance Services, a provider of credit and credit-related insurance to financial institutions, and served as its Chairman until his retirement in April 1998.

     Class II Directors

     James L. Easton has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. since 1995. Since 1973, Mr. Easton has served as Chairman and President of James D. Easton, Inc., and Easton Sports Inc., a diversified international sporting goods company. He is one of only four United States citizens currently serving as a member of the International Olympic Committee. He also serves as President of Federation Internationale de Tir a l’Arc (FITA-International Archery Association), is a

member of the Board of Visitors of John E. Anderson Graduate School of Management at the University of California at Los Angeles, and is an Executive Board Member of the Salt Lake City Organizing Committee and the U.S. Olympic Committee.

     John A. Ueberroth has served as a director of the Company since 1997, as Chairman of the Board of Directors of the Company since November 2001, as Chief Executive Officer of the Company from 1997 until November 2001, and as President, Chief Executive Officer, and a director of Ambassadors International, Inc. since 1995. From 1993 to 1995, Mr. Ueberroth was a partner in Contrarian Group, Inc., an investment and management company. From 1990 to 1993, he served as Chairman and Chief Executive Officer of Hawaiian Airlines. From 1980 to 1989, Mr. Ueberroth served as President of Carlson Travel Group. In addition, Mr. Ueberroth has served as Chairman of the Travel Industry Association of America from 1986 to 1987 and as President of the United States Tour Operators Association from 1987 to 1988.

     Joseph J. Ueberroth has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. since August 2001. He has served as President and Chief Executive Officer of Bellport Group, Inc., one of the largest operators of marina facilities in the U.S., since June 1998. Mr. Ueberroth also has served as the general partner and managing member of CGI Opportunity Fund, a venture capital operating company focused on early-stage, high-growth companies, since November 2000. Mr. Ueberroth has been a partner and officer of the Contrarian Group since July 1995.

     Class I Directors

     Jeffrey D. Thomas has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. from August 2001 until March 1, 2002. He has served as President of the Company since October 1997 and as Chief Executive Officer since November 2001. He also served as Chief Financial Officer of the Company from October 1997 until November 2001, as Secretary from October 1997 until May 2000, and as Treasurer from October 1997 until May 1999. He also has served as Chief Executive Officer of Ambassador Programs, Inc., a wholly-owned subsidiary of the Company, since January 2000. He also served as Executive Vice President, Chief Financial Officer, Vice President of Finance, and Secretary of Ambassadors International, Inc. from January 1996 until March 1, 2002. From October 1995 to December 1995, he was Assistant Vice President of Finance of Ambassadors International, Inc. From July 1994 to October 1995, Mr. Thomas was Director of Business Development for Adia Personnel Services, one of the largest personnel companies in the world. From September 1993 to July 1994, Mr. Thomas was employed by Contrarian Group, an investment and management company, and from 1989 to 1993 he was a consultant for Corporate Decisions, Inc., an international business consulting firm.

     Richard D. C. Whilden has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. since 1995. Since 1990, Mr. Whilden has been a principal of Contrarian Group, an investment and management company. From June 1996 through July 2000, he also served as Chairman of the Board and from March 1998 to March 1999, he served as President and Chief Executive Officer of GetThere.com (formerly known as Internet Travel Network), an Internet software service bureau in which the Company had a minority interest. From April 1993 to August 1994, Mr. Whilden was the Chairman of the Board of Directors of Caliber Bank in Phoenix, Arizona, and, from December 1993 to August 1994, he was the Chief Executive Officer, President, and Chairman of the Board of Directors of the bank’s holding company, Independent Bankcorp of Arizona, Inc. In addition, Mr. Whilden remained a director of the holding company and of the bank until they were sold in 1995. From 1959 to 1989, Mr. Whilden was employed by TRW, Inc., during which time he served as an Executive Vice President from 1984 to 1989.

     There are no arrangements or understandings known to the Company between any of the directors or nominees for director of the Company and any other person pursuant to which any such person was or is to be elected a director.

     Joseph J. Ueberroth is the nephew of John A. Ueberroth. Other than this relationship, there are no family relationships among the directors and executive officers of the Company.

     The Board of Directors unanimously recommends that you vote FOR the election of each of Brigitte M. Bren, Rafer L. Johnson, and John C. Spence as Class III Directors of the Company. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, for each of the above-named nominees. The election of directors requires a plurality of the votes cast by the holders of the Company’s Common Stock present and voting at the Meeting.

RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

(Item 2 of the Proxy Card)

     The Board of Directors has selected PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent accountants for the year ending December 31, 2002, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. No representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting.

     In the event the stockholders fail to ratify the selection of PricewaterhouseCoopers, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The Company did not pay any fees to PricewaterhouseCoopers or any other independent accountants during 2001 because the Company was a wholly-owned subsidiary of Ambassadors International, Inc., and all accounting fees were paid by that company. Ambassadors International, Inc. was billed as follows for the professional services of PricewaterhouseCoopers, LLP rendered during fiscal year 2001 or with respect to the financial statements for that period:

Audit Fees:	$158,000
Financial Information Systems Design and Implementation Fees:	$0
All Other Fees*:	$279,000

*	These fees consisted of $103,000 for auditing services, $106,000 for tax-related services, and $70,000 for income tax compliance and related services.

     The Audit Committee has considered whether the provision of the services described above other than audit services is compatible with maintaining the independence of PricewaterhouseCoopers.

     The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 2 on the Proxy) to ratify the selection of the independent accountants. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Meeting.

OTHER BUSINESS

     The Company does not know of any other business to be presented to the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

STOCKHOLDER PROPOSALS

     Any proposals of security holders which are intended to be presented at next year’s annual meeting must be received by the Company at its principal executive offices on or before December 17, 2002, in order to be considered for inclusion in the Company’s proxy materials relating to that meeting.

INFORMATION CONCERNING
MANAGEMENT, COMPENSATION, AND STOCK OWNERSHIP

Executive Officers

     Jeffrey D. Thomas, age 35, has served as President of the Company since October 1997 and as Chief Executive Officer since November 2001. He also served as Chief Financial Officer of the Company from October 1997 until November 2001, as Secretary from October 1997 until May 2000, and as Treasurer from October 1997 until May 1999. He has served as a director of the Company since November 2001 and as a director of Ambassadors International, Inc. from August 2001 until March 1, 2002. He also has served as Chief Executive Officer of Ambassador Programs, Inc., a wholly-owned subsidiary of the Company, since January 2000. He also served as Executive Vice President, Chief Financial Officer, Vice President of Finance, and Secretary of Ambassadors International, Inc. from January 1996 until March 1, 2002. From October 1995 to December 1995, he was Assistant Vice President of Finance of Ambassadors International, Inc. From July 1994 to October 1995, Mr. Thomas was Director of Business Development for Adia Personnel Services, one of the largest personnel companies in the world. From September 1993 to July 1994, Mr. Thomas was employed by Contrarian Group, an investment and management company, and from 1989 to 1993 he was a consultant for Corporate Decisions, Inc., an international business consulting firm.

     Margaret M. Sestero, age 35, has served as Executive Vice President and Chief Financial Officer of the Company since November 2001, as Secretary since May 2000, and as Treasurer from May 1999 until November 2001. She has also served as Executive Vice President and Chief Operating Officer of Ambassador Programs, Inc., a wholly owned subsidiary of the Company, since January 2000 and 2002, respectively. Ms. Sestero served as the Treasurer of Ambassadors International, Inc., from February 1999 until March 2002. Prior to joining Ambassadors, from 1988 to 1991, Ms. Sestero was in public accounting and employed by Ernst & Young, LLP. From 1991 to 1994, Ms. Sestero was the Financial Reporting Officer for Physio-Control Corporation, and during

1994 and 1995, Ms. Sestero was in public accounting and employed by PricewaterhouseCoopers LLP. Ms. Sestero is a Certified Public Accountant.

Meetings of the Board of Directors and Committees of the Board of Directors

     During 2001, there were no meetings of the Board of Directors which, until November 2001, consisted of two directors who took all actions of the Board by written consent. The Board of Directors has constituted an Audit Committee and a Compensation Committee, and the Compensation Committee also performs the functions of a nominating committee. The Compensation Committee will not consider nominee recommendations from security holders. The members of each committee are selected by the majority vote of the Board of Directors.

     Audit Committee. The Audit Committee makes recommendations for selection of the Company’s independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the adequacy of the Company’s internal accounting controls and financial management practices. See Report of Audit Committee, below.

     Compensation Committee. The Compensation Committee is responsible for determining compensation for the Company’s executive officers and for administering the 2001 Equity Participation Plan of Ambassadors Group, Inc. (the “Incentive Plan”). See Report of Compensation Committee on Executive Compensation, below.

Director Compensation

     Each of the Company’s non-employee directors receives fees of $15,000 per year plus $500 per board meeting attended. In addition, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Pursuant to the Incentive Plan, each of the Company’s nonemployee directors, on the date they are first elected to the Board, receives a grant of non-qualified stock options to purchase 10,000 shares of the Company’s Common Stock at the fair market value of the Common Stock on the date of grant. The directors’ options vest in four equal annual installments commencing one year from the date of grant.

Report of Compensation Committee on Executive Compensation

     The Compensation Committee is composed of three non-employee directors, Messrs. Easton, Whilden, and Joseph J. Ueberroth. No executive officer of the Company has served during 2001 or subsequently as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company’s Board of Directors or the Compensation Committee, except as between the Company and Ambassadors International, Inc. during the time the Company was a wholly-owned subsidiary of Ambassadors International, Inc.

     This Compensation Committee Report discusses the components of the Company’s executive officer compensation policies and programs and describes the bases upon which compensation is determined by the Compensation Committee with respect to the executive officers of the Company, including the Named Executive Officers. The Compensation Committee reviews and approves salaries, bonuses, benefits and other compensation for executive officers and key employees of the Company, and it also administers the Incentive Plan.

     Compensation Philosophy. The Compensation Committee endeavors to ensure that the compensation programs for the executive officers of the Company and its subsidiaries are effective in attracting and retaining key executives responsible for the success of the Company and are administered with the long-term interests of the Company and its stockholders in mind. The Compensation Committee seeks to align total compensation for senior management with corporate performance by linking executive compensation directly to individual and team contributions, continuous improvements in corporate performance, and stockholder value.

     The Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the executive officers. The Compensation Committee considers such corporate performance measures as net income, earnings per share and cash flow, and may vary its quantitative measurements from employee to employee and from year to year. The Compensation Committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as superior individual performance, new responsibilities or positions within the Company, leadership ability and overall contributions to the Company.

     In order to attract and retain highly-qualified executives in the areas in which the Company does business and in recognition of the overall competitiveness of the market for highly-qualified executive talent, the Compensation Committee also evaluates the total compensation of the executive officers in light of information regarding the compensation practices and corporate financial performance of other companies in the travel and incentive program businesses.

     In implementing its compensation program for executive officers, the Compensation Committee seeks to achieve a balance between compensation and the Company’s annual and long-term budgets and business objectives, encourage executive performance in furtherance of stated Company goals, provide variable compensation based on the performance of the Company, create a stake in the executive officer’s efforts by encouraging stock ownership in the Company, and align executive remuneration with the interests of the Company’s stockholders.

     Compensation Program Components. The Compensation Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive with the market and reflect the performance of the Company. The particular elements of the compensation program for executive officers consist of the following:

     Base Salary. Base salaries for executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each executive officer’s position, and the experience the individual brings to the position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual performance. Base salaries are kept within a competitive range for each position, reflecting both job performance and market forces.

     Annual Bonus. There is no formula program for the granting of bonuses, as the Compensation Committee does not believe that this is in the best interests of the stockholders. However, the Compensation Committee considers the granting of annual cash bonuses to the executive officers and grants bonuses when they believe it is warranted. The primary purpose of any such bonus is to reward individual efforts in helping the Company achieve specific budget and performance goals and to adjust overall compensation to remain competitive and continue to retain qualified management. However, bonuses, when granted, relate to the Company’s annual budget and overall performance.

     Long-Term Incentive Compensation. The Company’s long-term incentive program consists of periodic grants of stock options, which are made at the discretion of the Compensation Committee under the Incentive Plan. Decisions made by the Compensation Committee regarding the amount of the grant and other discretionary aspects of the grant take into consideration Company performance, individual performance and experience, competitive forces to attract and retain senior management, and the nature and terms of grants made in prior years. Under the Incentive Plan, in addition to options, the Compensation Committee may also grant, in its discretion, stock appreciation rights and restricted stock, and may make other awards.

     Chief Executive Officer’s Compensation. The Chief Executive Officer (“CEO”) of the Company heads a group of senior management officers who participate in a common set of compensation criteria linked, in part, to the performance of the Company. The compensation of the CEO is determined by the Compensation Committee based upon its assessment of the Company’s financial performance and nonfinancial factors which the Compensation Committee believes have an influence upon the Company’s overall performance and its ability to remain competitive. The Compensation Committee also takes into account the individual’s performance and level of experience, as well as compensation paid to other executive officers of the Company and compensation paid to other CEOs of comparable companies. The Compensation Committee does not use any specific formula or objective measure of Company performance in determining the CEO’s compensation. Rather, each Compensation Committee member exercises his own independent judgment in evaluating and weighing these various criteria, which may vary from one member to another and from time to time. Accordingly, although the criteria described above are used to determine the CEO’s compensation, such compensation does not bear any specific, fixed relationship to the performance of the Company.

     Summary. The Compensation Committee believes that the total compensation program for executive officers of the Company is focused on increasing value for the Company’s stockholders, by attracting and retaining the best-qualified people as senior management and enhancing corporate performance. Furthermore, the Compensation Committee believes that executive compensation levels of the Company are competitive with the compensation programs provided by other corporations with which the Company competes. The foregoing report has been approved by all the members of the Compensation Committee.

COMPENSATION COMMITTEE

James L. Easton
Joseph J. Ueberroth
Richard D. C. Whilden

Executive Compensation and Other Information

     The following table sets forth the compensation for the Chief Executive Officer and each of the executive officers whose individual remuneration exceeded $100,000 for the fiscal year ended December 31, 2001 (the “Named Executive Officers”):

Summary Compensation Table

		Annual Compensation			Long-Term Compensation

					Awards			Payouts

				All Other		Securities
				Annual	Restricted	Underlying			All Other
Name and				Compen-	Stock	Options/		LTIP	Compen-
Principal Position	Year	Salary ($)	Bonus ($)	sation ($)	Awards (#)	SARS (#)		Payouts ($)	sation ($)

John A. Ueberroth (1)(2)	2001	138,960	—	5,520	—	90,000	(3)	—	—
Chief Executive Officer	2000	155,520	—	7,500	30,000	—		—	—
	1999	150,000	—	7,500	—	—		—	—

Jeffrey D. Thomas (1)(4) Chief Executive Officer,	2001	192,500	210,000	1,070	—	—		—	—
President, and	2000	200,000	200,000	—	10,000	40,000	(5)	—	—
Chief Financial Officer	1999	142,500	100,000	—	—	10,000	(5)	—	—

Margaret M. Sestero (1)(6)	2001	118,595	84,690	—	—	—		—	—
Executive Vice President,	2000	111,250	147,500	—	5,000	6,000	(5)	—	—
Chief Financial Officer,	1999	100,000	40,000	—	—	—		—	—
and Secretary

(1)	During all of 2001, the Company was a wholly-owned subsidiary of Ambassadors International, Inc. All compensation shown in this table as paid to executive officers of the Company was paid as compensation for their services to the Company, to Ambassadors International, Inc., and to subsidiaries of both in the aggregate.

(2)	Mr. Ueberroth resigned as Chief Executive Officer of the Company in November, 2001, and was succeeded by Mr. Thomas.

(3)	Mr. Ueberroth was granted these stock options by Ambassadors International, Inc. under its Amended and Restated 1995 Equity Participation Plan to vest in equal annual installments over 4 years. As a result of the spinoff of the Company from Ambassadors International, Inc., on March 1, 2002, the exercise price of these options was reduced to 41% of the prior exercise price. The number of shares purchasable was not changed, but instead the Company issued options under the Incentive Plan to purchase 90,000 shares of its common stock at a price equal to 59% of the prior exercise price; the term and vesting of these options are the same as the Ambassadors International, Inc. options. This procedure provided the same economic position the holder had prior to the spinoff. The exercise prices of all of the options were higher than the market price of the underlying stock as of March 1, 2002.

(4)	Mr. Thomas succeeded Mr. Ueberroth as Chief Executive Officer of the Company in November, 2001. At the same time, he resigned as the Chief Financial Officer of the Company and was succeeded by Ms. Sestero.

(5)	The stock options were granted by Ambassadors International, Inc. under its Amended and Restated 1995 Equity Participation Plan to vest in equal annual installments over 4 years. As a result of the spinoff of the Company from Ambassadors International, Inc., on March 1, 2002, this person left the employ of the Ambassadors International, Inc. and these options were converted to options of the Company under the Incentive Plan on the same terms, with exercise prices equal to 59% of those of the Ambassadors International, Inc. options and the number of shares purchasable was increased proportionately to provide the same economic position to the holder.

(6)	Ms. Sestero was the Treasurer, Assistant Chief Financial Officer, and Secretary of the Company until November 2001, at which time she succeeded Mr. Thomas as the Chief Financial Officer, was appointed Executive Vice President, and continued as the Secretary of the Company.

Option Grants

     The following table sets forth certain information regarding option grants to the Named Executive Officers during the fiscal year 2001 and held by them on December 31, 2001. All options granted have a term of ten years from the date of grant and vest in equal annual installments over a four-year period.

Option Grants During the Last Fiscal Year

					Potential Realizable
					Value of Assumed
		% of Total			Annual Rates of
	Number of	Options			Stock Price
	Securities	Granted to			Appreciation for
	Underlying	Employees	Exercise		Option Term (1)
	Options	in Fiscal	Price	Expiration
Name	Granted(#)	Year (%)	($/Share)	Date	5%($)	10%($)

John A. Ueberroth	90,000	78.33	21.64 (2)	6/28/11	1,226,998	3,096,684
Jeffrey D. Thomas	0	—	—	—	—	—
Margaret M. Sestero	0	—	—	—	—	—

(1)	Sets forth potential option gains based on assumed annualized rates of stock price appreciation from the exercise price at the date of grant of 5% and 10% (compounded annually) over the full term of the grant with appreciation determined as of the expiration date. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future Common Stock prices.

(2)	The stock options were granted by Ambassadors International, Inc. under its Amended and Restated 1995 Equity Participation Plan. As a result of the spinoff of the Company from Ambassadors International, Inc., on March 1, 2002, the exercise price of these options was reduced to 41% of the prior exercise price. The number of shares purchasable was not changed, but instead the Company issued options under the Incentive Plan to purchase 90,000 shares of its common stock at a price equal to 59% of the prior exercise price; the term and vesting of these options are the same as the Ambassadors International, Inc. options. This procedure provided the same economic position the holder had prior to the spinoff. The exercise prices of all of the options were higher than the market price of the underlying stock as of March 1, 2002.

(3)	The stock options were granted by Ambassadors International, Inc. under its Amended and Restated 1995 Equity Participation Plan. As a result of the spinoff of the Company from Ambassadors International, Inc., on March 1, 2002, this person left the employ of Ambassadors Group, Inc. and these options were converted to options of the Company under the Incentive Plan on the same terms, with exercise prices equal to 59% of those of the Ambassadors International, Inc. options and the number of shares purchasable was increased proportionately to provide the same economic position to the holder.

Option Exercises During the Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth certain information regarding option exercises by the Named Executive Officers during the fiscal year 2001 and held by them on December 31, 2001:

Aggregated Option Exercises During the Last Fiscal Year
And Fiscal Year-end Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at Fiscal Year-End (#)		Fiscal Year End ($) (1)
	Acquired On	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

John A. Ueberroth (2)	—	—	—	90,000	—	—
Jeffrey D. Thomas (3)	15,625	241,306	99,375	35,000	811,538	292,463
Margaret M. Sestero (3)	—	—	24,000	7,000	194,304	32,903

(1)	Amounts are shown as the positive spread between the exercise price and fair market value (based on the fair market price at fiscal year end of $20.99 per share).

(2)	The stock options were granted by Ambassadors International, Inc. under its Amended and Restated 1995 Equity Participation Plan. As a result of the spinoff of the Company from Ambassadors International, Inc., on March 1, 2002, the exercise price of these options was reduced to 41% of the prior exercise price. The number of shares purchasable was not changed, but instead the Company issued options under the Incentive Plan to purchase 90,000 shares of its common stock at a price equal to 59% of the prior exercise price; the term and vesting of these options are the same as the Ambassadors International, Inc. options. This procedure provided the same economic position the holder had prior to the spinoff. The exercise prices of all of the options were higher than the market price of the underlying stock as of March 1, 2002.

(3)	The stock options were granted by Ambassadors International, Inc. under its Amended and Restated 1995 Equity Participation Plan. As a result of the spinoff of Ambassadors Group, Inc., on March 1, 2002, this person left the employ of Ambassadors Group, Inc. and these options were converted to options of the Company under the Incentive Plan on the same terms, with exercise prices equal to 59% of those of the Ambassadors International, Inc. options and the number of shares purchasable was increased proportionately to provide the same economic position to the holder.

Compensation Plans and Arrangements

2001 Equity Participation Plan

     The Company’s 2001 Equity Participation Plan (the “Incentive Plan”) was adopted by the Company on November 14, 2001, to attract and retain directors, officers, key employees and consultants. Under the Incentive Plan, the Company may issue up to 1,800,000 shares of Common Stock.

     The Compensation Committee administers the Incentive Plan and determines to whom options, stock appreciations rights (“SARs”), restricted stock, and other awards are to be granted and the terms and conditions, including the number of shares and the period of exercisability thereof, except that outside directors are automatically granted options pursuant to a formula discussed below.

     The Incentive Plan authorizes the grant or issuance of various options and other awards to employees and consultants. The terms of each option or award are set forth in separate agreements. In addition, nonemployee directors (including the directors who administer the Incentive Plan) are eligible to receive non-discretionary grants of nonqualified stock options (“NQSOs”) under the Incentive Plan pursuant to a formula. Pursuant to such formula, each of the Company’s non-employee directors receives, upon election, a grant of NQSOs to purchase 10,000 shares of the Company’s Common Stock at the fair market value on the date of grant.

     NQSOs may be granted to an employee or consultant for any term specified by the Compensation Committee and provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code (the

“Code”), may be less than fair market value on the date of grant (but not less than par value), and may become exercisable (in the discretion of the Compensation Committee) in one or more installments after the grant date. NQSOs granted to non-employee directors become exercisable in cumulative annual installments of 25% on each of the first, second, third and fourth anniversaries of the date of option grant, and the term of each such option is ten years without variation or acceleration under the Incentive Plan, except that any option granted to a non-employee director becomes immediately exercisable in full upon the retirement of the non-employee director in accordance with the Company’s retirement policy applicable to directors.

     Incentive stock options may be granted only to employees and, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including having an exercise price equal to at least 100% of the fair market value of the Common Stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option.

     SARs may be granted to employees and consultants and may be granted in connection and simultaneously with the grant of an option, with respect to a previously-granted option, or independent of an option. Participants may receive dividend equivalents representing the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or performance awards held by the participant.

     Performance awards may be granted by the Compensation Committee to employees and consultants and may include bonus or “phantom” stock awards that provide for payments based upon increases in the price of the Company’s Common Stock over a predetermined period.

     Restricted stock may be sold to employees and consultants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Deferred stock may be awarded to employees and consultants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by the Compensation Committee. Whereas purchasers of restricted stock will have voting rights and will receive dividends prior to the time when the restrictions lapse, recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied. Stock payments may be awarded to employees and consultants and the number of shares shall be determined by the Compensation Committee and may be based upon the fair market value, book value, net profits or other measure of the value of Common Stock or other specific performance criteria.

     Payments for the shares purchased upon the exercise of options may be in cash or, at the discretion of the Compensation Committee (or the Board, in the case of NQSOs granted to non-employee directors), with shares of Common Stock owned by the optionee (or issuable upon exercise of the option) or with other lawful consideration, including services rendered.

     No restricted stock, deferred stock, option, SAR or other right to acquire Common Stock granted under the Incentive Plan may be assigned or transferred by the grantee, except by will or the laws of intestate succession, although such shares or the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     The Compensation Committee has the right to accelerate, in whole or in part, from time to time, including upon a change in control of the Company, conditionally or unconditionally, the right to exercise any option or other award granted under the Incentive Plan; provided, however, such acceleration shall not be permitted with respect to NQSOs granted to non-employee directors to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

     Amendments to the Incentive Plan to increase the number of shares as to which options, SARs, restricted stock and other awards may be granted (except for adjustments resulting from stock splits, stock dividends and similar events) require the approval of the Company’s stockholders.

     The provisions of the Incentive Plan relating to options granted to non-employee directors may not be amended more than once in any six-month period other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the respective rules thereunder. In all other respects, the Incentive Plan can be amended, modified, suspended or terminated by the Compensation Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Incentive Plan will not, without the consent of the participant, affect such person’s rights under an award previously granted, unless the award itself otherwise expressly so provides. The Incentive Plan will terminate after the earlier of the expiration of ten years from the date the Incentive Plan was adopted by the Board or the expiration of ten years from the date the Plan was approved by the Company’s stockholders.

     No grants were made under the Incentive Plan during the fiscal year ended December 31, 2001.

     On March 1, 2002, Ambassadors International, Inc. spun off the Company, which was previously a wholly-owned subsidiary. Ambassadors International, Inc. has an Equity Participation Plan similar to the Incentive Plan. As a result of the spinoff, the employees of the Company ceased being employed by Ambassadors International, Inc., and, rather than adjusting their stock options as was done with respect to the continuing Ambassadors International, Inc. employees, the Company’s employees each were offered and accepted replacement options under the Incentive Plan, which options are similar to those of the Ambassadors International, Inc. options as to vesting and terms, but which are priced at 59% of the replaced Ambassadors International, Inc. options, and the number of shares purchasable have been increased proportionately.

Report of Audit Committee

     The Company’s Audit Committee was first constituted in November, 2001, pursuant to a charter adopted by the Board of Directors. A copy of the Audit Committee charter is attached as Appendix A to this Proxy Statement. The Audit Committee is composed of three non-employee directors, Richard D. C. Whilden, John C. Spence, and Rafer L. Johnson, all of whom meet the independence and experience requirements of NASDAQ. The composition of the Audit Committee of the Company is identical to that of Ambassadors International, Inc., and that audit committee performed the audit committee functions with respect to the Company as a wholly-owned subsidiary of Ambassadors International, Inc. throughout 2001. Thus, the Audit Committee did not meet during 2001, but the Ambassadors International, Inc. audit committee met four times during 2001. To the extent that this report pertains to actions taken during 2001, this report refers to the activities of the Ambassadors International, Inc. audit committee.

     At each of its meetings, the Committee met with the senior members of the Company’s financial management team and the independent auditors. The Committee’s agenda is established by the Committee’s chairman and the Company’s Director of Finance. During the year, the Committee had private sessions with the Company’s independent auditors at which candid discussions of financial management, accounting and internal control issues took place.

     The Committee recommended to the Board of Directors the engagement of PricewaterhouseCoopers, LLP as the Company’s independent accountants. The Committee reviewed with the Company’s financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

     The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

     In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

     •     Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

     •     Based on the independent auditors’ experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

     •     Based on the independent auditors’ experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

     •     The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

     •     The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). The Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit committees”), and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2001 was compatible with the independent auditors’ independence.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee does not complete its reviews prior to the Company’s public announcements of financial results and, in its oversight role, the Committee necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Rafer L. Johnson
John C. Spence
Richard D. C. Whilden

Performance Graph

     The Company has not included a performance graph in this proxy statement because its stock was publicly traded beginning on March 1, 2002.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth the amount of stock of the Company beneficially owned as of April 5, 2002, by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s outstanding Common Stock.

	Amount and Nature
	of Beneficial	Percent of
	Ownership of	Class of
Name of Beneficial Owner	Common Stock (1)	Common Stock

Peter V. Ueberroth (2)	1,392,348	14.17%
John A. Ueberroth (3)	1,187,270	12.09%
Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) (4)	1,147,800	11.68%
Master Small Cap Value Trust (5)	827,000	8.42%
Ashford Capital Management, Inc. (6)	772,100	7.86%
Dimensional Fund Advisors, LLC (7)	683,200	6.96%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after April 5, 2002 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	The shares are held in a family trust of which Mr. Ueberroth is a co-trustee. Mr. Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(3)	Chairman of the Board of Directors of the Company. Mr. Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(4)	The address of Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) is World Financial Center, North Tower, 250 Vesey Street, New York, NY 10381. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission. In such Schedule 13G report, this person disclaims beneficial ownership of the shares reported.

(5)	The address of Master Small Cap Value Trust is 800 Scudders Mill Road, Plainsboro, NJ 08536. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission. In such Schedule 13G report, this person disclaims beneficial ownership of the shares reported.

(6)	The address of Ashford Capital Management, Inc. is P.O. Box 4172, Wilmington, DE 19807. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

(7)	The address of Dimensional Fund Advisors, LLC is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The Company is reporting this stock ownership based upon a Schedule 13G report filed by this person with the Securities and Exchange Commission.

     The following table sets forth the amount of Common Stock of the Company beneficially owned as of April 5, 2002, by each director of the Company, each Named Executive Officer, and all directors and Named Executive Officers as a group:

	Amount and Nature
	of Beneficial	Percent of
	Ownership of	Class of
Name of Beneficial Owner	Common Stock (1)	Common Stock

John A. Ueberroth (2)	1,187,270	12.09%
Jeffrey D. Thomas (3)	363,112	3.57%
Margaret M. Sestero (4)	101,962	1.03%
James L Easton (5)	0	*
John C. Spence (6)	2,000	*
Rafer L. Johnson (7)	0	*
Richard D. C. Whilden (8)	4,620	*
Brigitte M. Bren (9)	0	*
Joseph J. Ueberroth (10)	133,620	1.36%
All Directors and Named Executive Officers as a group (9 people) (11)	1,792,584	17.45%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under options which are currently exercisable, or which will become exercisable no later than 60 days after April 5, 2002 are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	Chairman of the Board of Directors of the Company. Mr. Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(3)	Chief Executive Officer and President of the Company. Includes options to purchase 354,560 shares of Common Stock issued under the Incentive Plan. Mr. Thomas’ address is 110 South Ferrall Street, Spokane, WA 99202.

(4)	Executive Vice President, Chief Financial Officer, and Secretary of the Company. Includes options to purchase 97,962 shares of Common Stock issued under the Incentive Plan. Ms. Sestero’s address is 110 South Ferrall Street, Spokane, WA 99202.

(5)	Director. Mr. Easton’s address is 7855 Haskell Avenue, Van Nuys, CA 91406.

(6)	Director. Mr. Spence’s address is 18160 Cottonwood Road, #472, Sunriver, OR 97707.

(7)	Director. Mr. Johnson’s address is 6071 Bristol Parkway, #100, Culver City, CA 90230.

(8)	Director. Includes 1,000 shares held in a family trust of which Mr. Whilden is a co-trustee. Includes 1,000 shares in an IRA account for the benefit of Mr. Whilden. Mr. Whilden’s address is 106 So. Poinsettia Avenue, Manhattan Beach, CA 90266.

(9)	Director. Ms. Bren’s address is 110 South Ferrall Street, Spokane, WA 99202.

(10)	Director. Mr. Ueberroth’s address is 1071 Camelback Street, Newport Beach, CA 92660.

(11)	Includes 452,522 shares of Common Stock issuable upon exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the executive officers and directors and persons who beneficially own more than 10% of a class of securities registered under Section 12(g) the Exchange Act to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“Commission”). Although the Company’s Common Stock is now registered under Section 12(g) of the Exchange Act, such registration became effective after December 31, 2001, and, accordingly, during the fiscal year ended December 31, 2001, the Company’s stockholders, directors and officers were not subject to the reporting requirements of Section 16(a).

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     A copy of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Investor Relations, Ambassadors Group, Inc., 110 South Ferrall Street, Spokane, Washington 99202.

By Order of the Board of Directors

Margaret M. Sestero
Secretary

Spokane, Washington
April 16, 2002

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

AMBASSADORS GROUP, INC.
Audit Committee Charter

The Audit Committee (“the Committee”) of the Board of Directors (“the Board”) of Ambassadors Group, Inc., a Delaware corporation (“the Company”), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three (3) or more directors as determined by the Board. The members of the Committee must fulfill the independence and experience requirements of NASDAQ. The Members of the Committee will be elected annually at the organizational meeting of the Board and will be listed in the annual report to the Company’s shareholders. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal auditors, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s business conduct guidelines.

AUTHORITY

The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal control of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

     The Committee is to meet at least four (4) times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chairman. The Committee is to meet in separate executive sessions with the Company’s chief financial officer, independent accountants and internal auditors at least once each year and at other times when considered appropriate.

APPENDIX A

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent accountants and internal auditors be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

2.	Review with the Company’s management, internal auditors and independent accountants the Company’s accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3.	Review with the Company’s management, internal auditors and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company’s accounting principles used in financial reporting.

4.	Review the scope of internal auditor’s work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

5.	Review the scope and general extent of the independent accountants’ annual audit. The Committee’s review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

6.	Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

7.	Have a predetermined arrangement with the independent accountants that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing the Company’s Form 10-Q. The Committee shall also receive a confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

8.	At the completion of the annual audit, review with management, internal auditors and the independent accountants the following:

—	The annual financial statements and related footnotes and financial information to be included in the Company’s annual report to shareholders and on Form 10-K.

APPENDIX A

2

—	Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

—	Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company’s financial statements.

—	Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a communication provided by the independent accountants concerning their judgment about the quality of the Company’s accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management’s representation concerning audit adjustments.

If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company’s annual report on Form 10-K.

9.	After preparation by management and review by internal auditors and independent accountants, approve the report required under SEC rules to be included in the Company’s annual proxy statement. The Charter is to be published as an appendix to the proxy statement every three (3) years.

10.	Discuss with the independent accountants the quality of the Company’s financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company’s needs.

11.	Meet with management, internal auditors and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as “material” or “serious.” Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

12.	Recommend to the Board the selection, retention or termination of the Company’s independent accountants.

13.	Review the appointment and replacement of the senior internal audit executive.

14.	Review with management, internal auditors and the independent accountants the methods used to establish and monitor the Company’s policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

15.	Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

16.	As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of NASDAQ, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

APPENDIX A

3

PROXY	AMBASSADORS GROUP, INC	PROXY
Dwight D. Eisenhower Building 110 South Ferrall Street Spokane, Washington 99202 This Proxy is Solicited on Behalf of the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, and appoints John A. Ueberroth and Jeffrey D. Thomas and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Ambassadors International, Inc. (the “Company”) held of record by the undersigned as of the close of business on April 5, 2002, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held on May 17, 2002, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

1.	To elect the following directors to serve until the 2005 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

Brigitte M. Bren	Rafer L. Johnson	John C. Spence

FOR ALL	WITHHOLD AUTHORITY FOR ALL

To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below:

2.	To ratify the Board of Director’s selection of PricewaterhouseCoopers LLP to serve as the Company’s independent accountants for the fiscal year ending December 31, 2002.

FOR	AGAINST	ABSTAIN

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

(PLEASE DATE AND SIGN ON REVERSE SIDE)

This Proxy, when properly executed, will be voted in the manner directed herein. This Proxy will be voted FOR the election of the directors listed and FOR the other proposals if no specification is made.

Please sign exactly as your name(s) is (are) shown on the stock certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership’s name by an authorized person.

Dated:	, 2002

Signature

Signature if held jointly

Please mark, sign, date and return the proxy card promptly using the enclosed envelope